UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

            Date of Report (Date of earliest reported) June 17, 2003

                           Cohesant Technologies Inc.
                           --------------------------
             (Exact name of registrant as specified in its chapter)

         Delaware                     1-13484                   34-1775913
         --------                     -------                   ----------
(State or other jurisdiction         (Commission               (IRS Employer
      of incorporation               File Number)            Identification No.)


     5845 W. 82nd Street, Suite 102                                 46278
          Indianapolis, Indiana                                     -----
  (Address of principal executive offices)                        (Zip Code)


        Registrant's telephone number, including area code (317) 875-5592



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Item 9. Regulation FD Disclosure

The following information is furnished in satisfaction of Item 12 "Disclosure of Results of Operations and Financial Condition" of Form 8-K and is being presented under Item 9 "Regulation FD Disclosure" pursuant to the interim guidance of the Securities and Exchange Commission contained in its Release no. 33-8216 and 34-47583.

On June 17, 2003, Cohesant Technologies, Inc. (the "Company") issued the news release attached hereto as Exhibit 99.1.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      COHESANT TECHNOLOGIES, INC.

Date:      June 17, 2003              By: _/s/_Robert_W._Pawlak_________________
                                          Robert Pawlak, Chief Financial Officer